UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2017

Astrotech Corporation
(Exact Name of Registrant as Specified in Charter)

Washington	001-34426	91-1273737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 West 5th Street, Suite 1275, Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

(512) 485-9530
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the current report on Form 8-K filed by Astrotech Corporation (the “Company”) with the Securities and Exchange Commission (the “Commission”) on December 11, 2017 (the “Original Filing”).  The sole purpose of this Amendment No. 1 is to disclose the voting results at the Reconvened Meeting (defined below) with respect to Proposal 2 (as defined below). The Original Filing reported that the Company held its Annual Meeting of Stockholders on December 7, 2017 (the “Annual Meeting”) at 110 E. Second Street, Austin, Texas 78701. At the Annual Meeting, the Company’s stockholders voted on Proposals 1, 3, and 4, each of which is described in more detail in the Original Filing and the Company’s definitive proxy statement filed with the Commission on October 27, 2017, as amended (the “Definitive Proxy Statement”). Results of the Annual Meeting were timely reported on the Original Filing. To allow additional time for stockholders to vote on Proposal 2, the Company adjourned the Annual Meeting with respect to such proposal until December 22, 2017. This Form 8-K/A supplements the Original Filing and provides the results of Proposal 2. No other modification to the Original Filing is being made by this Form 8-K/A. The information previously reported in or filed with the Original Filing is hereby incorporated by reference into this Form 8-K/A.

Item 5.07    Submission of Matters to a Vote of Security Holders

On December 22, 2017, the Company reconvened its adjourned Annual Meeting for the purpose of holding a stockholder vote on Proposal 2. The proposal is described in detail in the Definitive Proxy Statement.  The final voting results from the meeting are set forth below.

At the time of the Annual Meeting, Proposal 2 (approval of the reincorporation of the Company from the State of Washington to the State of Delaware) received a favorable vote from the stockholders voting on the proposal, but did not receive the votes required for approval, which is the affirmative vote of two-thirds (2/3) of the outstanding shares entitled to vote at the Annual Meeting. In order to allow for additional voting with respect to Proposal 2 only, the meeting was adjourned until Friday, December 22, 2017 at 9:00 a.m., Central time (the “Reconvened Meeting”).

The Reconvened Meeting was held on December 22, 2017 at the offices of the Company, 201 W. 5th Street, Suite 1275, Austin, Texas 78701 and a total of 3,721,799 shares were present in person or represented by proxy at the Reconvened Meeting, constituting a quorum for the transaction of business. The voting result approving Proposal 2, as certified in the Final Report of the Inspectors of Election, is as follows:

Proposal 2: Approval of the reincorporation of the Company from the State of Washington to the State of Delaware

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
2,761,243	62,837	5,407	892,312

The stockholders voted to approve the reincorporation of the Company from the State of Washington to the State of Delaware.

Item 9.01    Financial Statements and Exhibits

On December 26, 2017, Astrotech Corporation issued a press release announcing its final results for its fiscal year 2017 annual meeting of shareholders. A copy of the press release is attached hereto as Exhibit 99.1.

(d) Exhibits

99.1 Press release, dated December 26, 2017, issued by Astrotech Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTROTECH CORPORATION

Date: December 27, 2017	By:	/s/ Thomas B. Pickens III
Name: Thomas B. Pickens III
Title: Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	Press release, dated December 26, 2017 issued by Astrotech Corporation.	E